UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 21, 2018

Ares Commercial Real Estate Corporation

(Exact name of registrant as specified in its charter)

Maryland	001-35517	45-3148087
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

245 Park Avenue, 42nd Floor, New York, NY	10167
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (212) 750-7300

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 5.02   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 21, 2018, Robert L. Rosen resigned as a Class II Director and Chairman of the board of directors (the “Board”) of Ares Commercial Real Estate Corporation (the “Company”). Mr. Rosen’s resignation from his roles at the Company was effective February 21, 2018. Mr. Rosen’s decision to resign did not involve a disagreement with the Company on any matter relating to the Company’s operations, policies or practices or the Company’s financial results.

On February 21, 2018, the Board appointed William S. Benjamin as a Class II Director and Chairman of the Board, effective February 21, 2018. The initial term of Mr. Benjamin as a Class II Director will expire at the 2020 annual meeting of stockholders of the Company.  Mr. Benjamin, 54,  is a Partner and Head of Ares Real Estate Group and a member of the Management Committee of Ares Management, L.P. (NYSE:ARES), whose subsidiary is the external manager of the Company.  In 2013, Mr. Benjamin joined Ares Management through its acquisition of AREA Property Partners, where he was a Senior Partner. Mr. Benjamin joined the predecessor of AREA Property Partners from Bankers Trust Corp in 1995, where he worked in the Real Estate Finance Group since 1986. Mr. Benjamin graduated from Harvard with a Bachelor of Arts degree and holds a Master of Business Administration degree from University of Pennsylvania, Wharton School.

The Board continues to be comprised of eight members, including five directors who are independent for purposes of the New York Stock Exchange corporate governance listing requirements as well as the rules and regulations of the Securities and Exchange Commission.

Item 7.01   Regulation FD Disclosure.

On February 22, 2018, the Company issued a press release announcing Mr. Benjamin’s appointment to the Board. The text of the press release is attached as Exhibit 99.1 to this Form 8-K.

The information disclosed under this Item 7.01, including Exhibit 99.1 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 and shall not be deemed incorporated by reference into any filing made under the Securities Act of 1933, except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d)                                 Exhibits:

Exhibit Number	Exhibit Description
99.1	Press release dated February 22, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:       February 22, 2018

ARES COMMERCIAL REAL ESTATE CORPORATION

By:	/s/ Anton Feingold
Name:	Anton Feingold
Title:	Vice President and Secretary